EXHIBIT 10.4


CERTAIN CONFIDENTIAL INFORMATION OTHERWISE HEREIN HAS BEEN OMITTED; SUCH (REDACTED) INFORMATION IS CONFIDENTIAL AND HAS BEEN FILED SEPERATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.



                                SUPPLY AGREEMENT

          THIS AGREEMENT made and entered into this 25th day of August, 1993, by and between Brunswick Technologies, Inc., a Maine corporation (the "Buyer") and Vetrotex CertainTeed Corporation, a Delaware corporation (the "Seller").

                                   BACKGROUND

          Seller currently sells certain fiberglass reinforcing products to Buyer. Buyer and Seller are this date entering into an agreement (the "Stock Purchase Agreement") pursuant to which Seller will purchase certain equity securities of Buyer. The Stock Purchase Agreement provides that Seller and Buyer will enter into an agreement pursuant to which Buyer will purchase from Seller and Seller will supply to Buyer not less than 90% of Buyer's requirements of fiberglass raw material at the prices and upon the other terms and conditions hereinafter provided.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Sale and Purchase of the Products. Seller shall sell and deliver to Buyer, and Buyer agrees to purchase from Seller, the fiberglass products identified in 'section 2(a) hereafter (the "Products") on the terms set forth herein. Further, Seller shall make available and supply, on a timely basis, Products that meet the "Specifications", as defined in Section 4 hereafter, in such quantities as Buyer may require, and Buyer shall purchase from Seller not less than 90% of Buyer's requirements for the Products during the Term (as hereinafter defined) of this Agreement.

          2. Prices for the Products. The price for each of the Products during the term hereof shall be as follows:

                   (a) For the period commencing with the date hereof and until December 31, 1993, the price by Product shall be as follows:

        Product                     Price per Pound
        -------                     ---------------

         ***

                   (b) For calendar year 1994, the price for each of the Products shall be adjusted for price changes which have been realized by the industry for each such Product between September 30, 1992 and November 15, 1993.

                   (c) For calendar year 1995 and for that part of calendar year 1996 during which this Agreement is in effect, the price for each of the Products shall be adjusted for price



*** CERTAIN CONFIDENTIAL INFORMATION OTHERWISE HEREIN HAS BEEN OMITTED; SUCH (REDACTED) INFORMATION IS CONFIDENTIAL AND HAS BEEN FILED SEPERATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.


                                       2



changes which have been realized by the industry for each such product between November 15, 1993 and November 14, 1994 for 1995, and between November 15, 1994 and November 14, 1995 for 1996.

                   (d) Written notice of any price adjustments provided for in subsections (b) and (c) above shall be provided to Buyer on or before November 30 of the year prior to the calendar year for which such adjustments are to become effective.

          3.  Delivery and Payment Terms.    ***


          4. Specifications. Each of the Products sold to Buyer hereunder shall be manufactured in accordance with Seller's published specifications for such Products as the same may be in effect from time to time and such other specifications as may be agreed upon in writing by the parties hereto (together, the "Specifications").



*** CERTAIN CONFIDENTIAL INFORMATION OTHERWISE HEREIN HAS BEEN OMITTED; SUCH (REDACTED) INFORMATION IS CONFIDENTIAL AND HAS BEEN FILED SEPERATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.


                                        3


          5. Warranties.

          Seller warrants that the Products sold under this Agreement shall conform to the Specifications, and be free from manufacturing defects. BUYER'S EXCLUSIVE REMEDY FOR NON-CONFORMING OR DEFECTIVE PRODUCTS SHALL BE REPLACEMENT OF SUCH NON-CONFORMING OR DEFECTIVE PRODUCTS AT SELLER'S EXPENSE AT THE PLANT FROM WHICH SUCH PRODUCTS WERE INITIALLY SHIPPED AND, PENDING SUCH REPLACEMENT, ISSUANCE OF APPROPRIATE CREDIT INVOICES AS PROVIDED IN PARAGRAPH 8 HEREOF. IF BUYER HAS TIMELY REJECTED OR REVOKED ACCEPTANCE OF NON-CONFORMING OR DEFECTIVE PRODUCTS IN ACCORDANCE WITH PARAGRAPH 8 HEREOF AND SELLER IS UNABLE TO REPLACE SUCH NON-CONFORMING OR DEFECTIVE PRODUCTS AND IS UNABLE TO FURNISH OTHER PRODUCTS THAT MEET SELLER'S WARRANTY WITHIN 60 DAYS OF SUCH REJECTION OR REVOCATION OF ACCEPTANCE, BUYER SHALL BE ENTITLED TO A REFUND OF ITS PURCHASE PRICE FOR SUCH NON-CONFORMING OR DEFECTIVE PRODUCTS IF PREVIOUSLY PAID. SELLER'S LIABILITY FOR ANY LOSS OR DAMAGE ARISING OUT OF OR RESULTING FROM DELIVERY OF NON-CONFORMING OR DEFECTIVE PRODUCTS OR NON-DELIVERY OR LATE DELIVERY OF PRODUCTS SHALL NOT EXCEED THE PURCHASE PRICE THEREOF, REGARDLESS OF WHETHER SUCH LIABILITY ARISES IN CONTRACT, TORT (INCLUDING, BUT NOT LIMITED TO NEGLIGENCE OR STRICT LIABILITY OR OTHERWISE). TO THE FULL EXTENT PERMITTED BY LAW, NEITHER SELLER NOR BUYER SHALL BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. SELLER MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR

                                       4


PURPOSE, NOR IS THERE ANY OTHER WARRANTY, EXPRESS OR IMPLIED, ON THE PART OF SELLER EXCEPT AS EXPRESSLY PROVIDED ABOVE. In no event shall any of the warranties given by Seller hereunder be assignable by buyer.

          6. Confidentiality.

             a) Buyer agrees that all technical information relating to the Products, and all know-how relating to the manufacture and/or processing of the Products, whether already developed or developed during the Term hereof, are owned by Seller. Seller agrees that all information developed by Buyer relating to the application of the Products to Buyer's products, and all information relating to Buyer's business in general, whether such information has been developed or is developed during the Term hereof, is owned by Buyer. The information owned by Seller and the information owned by Buyer is collectively referred to herein as "Confidential Information". The following types of information are excluded from the definition of Confidential Information as used herein:

                   (i) information which is or hereafter becomes generally known to the public through no fault or act of the receiving party;

                   (ii) information which is in the lawful possession of receiving party at the time of disclosure thereof by disclosing party to receiving party as shown by receiving party's records


                                        5



and with respect to which there was no obligation of confidentiality at the time of receipt;

                   (iii) information which is received by receiving party from a third party which receiving party believes has the right to disclose such information; or

                   (iv) information which is hereafter independently developed by employees or agents of receiving party who have not had access to the Confidential Information of disclosing party, as evidenced by written documentation; or

                   (v) information which is authorized for release by disclosing party.

                   b) Buyer and Seller further agree that, with respect to Confidential Information:

                   (i)  The  receiving   party  will  retain  all   Confidential
Information in confidence for a period of 10 years from the date of receipt.

                   (ii) The receiving party agrees not to use the Confidential Information to compete with the disclosing party or for any other improper purpose and not to disclose or to permit the disclosure of Confidential Information to any person or entity without the prior written consent of the disclosing party, other than to those of the receiving party's employees, attorneys, principals or agents who are required to have access to such Confidential Information. The names of all such persons shall be furnished to the disclosing party upon its request.

                                        6


                   (iii) all materials, including, without limitation, documents, drawings, apparatus, designs and lists furnished to the receiving party and containing Confidential Information shall remain the property of the disclosing party, and nothing contained herein shall be construed as giving the receiving party any license or rights with respect to any such information or materials other than as expressly provided herein. Upon termination of this Agreement, the receiving party shall return to the disclosing party promptly at its request all Confidential Information, along with all copies made thereof, and all documents or items containing any Confidential Information. Both parties acknowledge that, in the event of a breach of this Section 6, money damages may be difficult to ascertain and may be inadequate. Accordingly, in the event action is brought to enforce the provisions of this Section 6, the party seeking such relief shall, in addition to all other remedies at law, be entitled to seek injunctive or other equitable relief.

          7. Term. Subject to earlier termination pursuant to Section 11 hereof, the term of this agreement (the "Term") shall commence on the Closing, as defined in the Stock Purchase Agreement, and shall remain in effect for the three year period ending on the third anniversary date of the Closing.

          8. Inspection: Credits.

          (a) Buyer shall employ inspection procedures to inspect shipments of the Products within 60 days of delivery, and


                                        7



inform Seller in writing of any defects in the Products. In the event that Buyer encounters Products that Buyer believes do not meet the Specifications or are defective, and Buyer proves the same to Seller's satisfaction, which shall not be unreasonably withheld or delayed, Buyer may reject such non-conforming or defective products. Delivered Products that are not rejected within 60 days of delivery may not subsequently be rejected, nor may acceptance of such Products be revoked, whether or not such Products were inspected by Buyer.

                   (b) Seller shall issue  appropriate  credit invoices to Buyer
for   rejected   Products   which  Buyer  and  Seller  agree  do  not  meet  the
Specifications or are otherwise defective.

          9. Force Majeure.

                   (a) Either party shall be relieved from liability herein imposed, except for the obligation to pay for Products already delivered, for the time and to the extent of such failure to perform if Buyer's failure to take, use or consume, or Seller's failure to make delivery is due to or occasioned by war or acts of the public enemy, insurrection, riot, action of any governmental authority, embargo, strike, lockout, flood, explosion, fire or other casualty, accident, act of God, shortage of labor, materials, or fuel, delay or interruptions in transportation, epidemic, or quarantine, compliance with any governmental law or regulation, or any other cause or causes of any kind or character reasonably beyond the control of the party


                                        8



failing to perform, whether similar to or dissimilar from the enumerated causes (any such cause herein called "Force Majeure").

                   (b) in the event of either party being rendered unable by the foregoing Force Majeure situations to carry out its obligations under this Agreement, other than to make payments due hereunder, such party shall give notice and full particulars, including the expected duration of such Force Majeure, to the other party not later than ten (10) days after the occurrence of the cause relied on, and upon the giving of such notice the obligations of the party giving such notice, so far as they are affected by such Force Majeure, shall be suspended during continuance of any inability so caused, but for no longer period, and such cause shall be so far as possible remedied with all reasonable dispatch. However, neither party shall be required to resolve a strike, lockout or other labor problem in a manner which it alone does not deem proper and advisable.

                   (c) Upon the cessation of the cause or causes for any such failure or delay, performance hereof shall be resumed, but such delay shall not, except by mutual agreement, operate to extend the term of this Agreement.

                   (d)  During  any period in which  Seller is  relieved  of its obligations to perform hereunder as a result of a Force Majeure, Buyer may, for the period such Force Majeure continues, but no longer, purchase its requirements of products similar to the Products from other suppliers without being in breach of its obligations hereunder.


                                        9



          10. Default. Any of the following events or circumstances shall constitute an event of default under this Agreement:

                   (a) If either party fails to observe or perform any term or provision of this Agreement in any material respect and such failure is not remedied within fifteen (15) days after notice of such failure is given to the party responsible for such failure by the other party; or

                   (b) If either party becomes insolvent or bankrupt, or admits its inability to pay its debts generally as they become due or if a liquidator, trustee in bankruptcy or any other officer with similar powers shall be appointed with respect to said party or any of its assets; or if proceedings for the winding-up, liquidation or dissolution of any of said parties are commenced or if either of said parties is wound-up, liquidated or dissolved.

          11. Remedies. Upon the occurrence of an event of default under Section 10, the party not in default may, at its option, in addition to its other remedies at law or in equity, give notice to the defaulting party that this Agreement is terminated effective the date of such notice.

          12. Independent Contractor. This Agreement is not intended to create a partnership or joint venture and neither party shall be authorized to create any obligations or make any representations or warranties on behalf of the other party. Any representations or warranties made or obligations created are at the peril of the creating party. Each party shall indemnify the


                                       10



other for any and all damages sustained by such party as a result of the creating party's making representations or warranties or creating obligations on behalf of the other.

          13. Indemnification Against Patent Infringement. Seller represents and warrants to Buyer that it has the right to sell the products to buyer in accordance with this Agreement and agrees that, if any claim or suit of patent infringement is made or filed by a third party against Buyer with respect to the Products sold to Buyer by Seller pursuant to this Agreement, Seller will, at its own expense, assume Buyer's defense with respect to such claims or suits and indemnify Buyer against any losses it may incur as a result of such third party's claim. Seller shall have the sole control of the defense of any suit with respect to which if has agreed to provide indemnification hereunder, including any settlement thereof. Buyer shall notify Seller in writing of any claim or suit for which it seeks to be indemnified by Seller promptly after it becomes aware of such claim or suit. Seller agrees to keep Buyer informed of significant developments that transpire with respect to any such claim or suit, and Buyer may, at its own expense, participate in the defense of such claim or suit through attorneys of its own choosing. It is hereby expressly agreed that, in the event that any such infringement is alleged, then Seller may at its sole option decline to make further deliveries of Products to Buyer and this Agreement shall terminate.

                                       11

          l4. Miscellaneous.

                   (a) This Agreement constitutes the entire agreement and understanding between the parties pertaining to the matters referred to herein, and supersedes all prior negotiations, commitments, representations, and warranties, whether oral or written. The terms of this Agreement shall supersede the terms of any purchase order, acknowledgement, invoice or other document used by the Buyer or Seller in the purchase or sale of the Products hereunder. The provisions of Sections 6 and 13 hereof shall survive any termination of this Agreement.

                   (b) No amendment or other modification to this Agreement shall be valid or binding upon the parties unless such amendment or modification is in writing and signed by both parties.

                   (c) No waiver by a party of any breach, failure or default in performance by the other party and no failure, refusal or neglect by a party to exercise any right hereunder or to insist upon strict compliance with or performance of the other party's obligations hereunder, shall constitute a waiver by such party of the provisions of this Agreement with respect to any subsequent breach, failure or default and shall not constitute a waiver by such party of its right, at any time or thereafter, to require strict compliance with the provisions hereof.

                   (d) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                       12


                   (e) All notices permitted or required to be given by either party in accordance with the provisions of this Agreement shall be in writing and shall be deemed given if (i) delivered by hand; (ii) sent in a prepaid registered letter deposited in a post office, return receipt requested; (iii) sent via overnight mail; or (iv) transmitted by telex, fax or other wire service and confirmed by prepaid registered or certified letter, properly addressed to the party to whom notice is to be given, at its address as listed below:

                   If to Buyer:

                         VETROTEX CERTAINTEED CORPORATION
                         Attention: David Sharpe
                         750 East Swedesford Road
                         P.O. Box 860
                         Valley Forge, PA 19482
                         Telecopier: 215-293-1765

                   With a copy to:

                         CERTAINTEED CORPORATION
                         General Counsel
                         750 E. Swedesford Road
                         P.O. Box 860
                         Valley Forge, PA 19482
                         Telecopier: 215-341-7087

                  If to Seller:

                         BRUNSWICK TECHNOLOGIES, INC.
                         P.O Box 516
                         One Maine Street
                         Brunswick, Maine 04011
                         Attention: President
                         Telecopier: 207-729-7877

                 With a copy to:

                         Daniel G. McKay, Esq.
                         Eaton, Peabody, Bradford & Veague, P.A.
                         Fleet Center
                         144 Exchange Street
                         Bangor, Maine 04401
                         Telecopier: 207-942-3040


                                       13


Any notice so given or made shall be deemed to have been given or made and received, as applicable, on the date of hand delivery, on the third business day following the date of mailing of the same, on the date of transmission by telex, fax or other wire service of the same, or on the first business day after mailing if sent via overnight mail. Either party may, from time to time by notice in writing given pursuant to the terms hereof, change its address for the purpose of this Agreement.

                   (f) All section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context of this Agreement.

                   (g) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                   (h) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   (i) This Agreement shall not be assignable by either party without the prior written consent of the other party, except that Seller shall have the right to assign this Agreement and its rights and duties hereunder to any of its wholly owned subsidiaries or affiliates.

                   (j) In the event a dispute arises between Seller and Buyer with respect to this Agreement and cannot be resolved by negotiations within 90 days, Seller and Buyer shall resolve such dispute through arbitration conducted in accordance with the


                                       14



rules and procedures of the American Arbitration Association. Arbitration shall be conducted by a panel of three arbitrators, one of which shall be selected by Seller and one of which shall be selected by Buyer, the third to be selected by mutual agreement of the first two arbitrators. The cost of such arbitration and the respective parties' expenses (including reasonable attorneys' fees) shall be apportioned to each of the parties hereto by the arbitration panel. All arbitration proceedings shall be conducted in either Maine or Pennsylvania as may be selected by the party other than the party first submitting a claim for arbitration.

                   (k) All taxes (other than income taxes and other taxes levied solely on a supplier), imposed or levied upon the Products supplied hereunder by or payable to any U.S. federal, state, municipal or other governmental authority in connection with the sales thereof to Buyer shall be chargeable to and paid by Buyer, whether such taxes, shall be paid or be payable to Seller or otherwise. The purchase prices described herein are exclusive of any such taxes.



                                       15



          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

         BRUNSWICK TECHNOLOGIES, INC.       VETROTEX CERTAINTEED
                                            CORPORATION

         By:  Illegible                     By:  Illegible
           --------------------------          --------------------------
         Title: President                   Title:  Vice President
               ----------------------               ---------------------


                                       16